                                                                   EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 21, 1996, in the Prospectus of Homestead Village Properties Incorporated that is made a part of the Amendment No. 1 to the Registration Statement (Form S-4 No. 333-4455) of Homestead Village Properties Incorporated.

                                          Ernst & Young LLP

Dallas, Texas

July 16, 1996